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EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.'s 333-65518 and 333-50038) of AeroGen, Inc. of our report dated February 1, 2002 relating to the consolidated financial statements of AeroGen, Inc., which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
March 25, 2002

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS